                                                              Reg. No. 2-32685
                                                              Reg. No. 811-01660

As filed with the Securities and Exchange Commission on April 28, 1999


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [ ]
Pre-Effective Amendment No.                              [ ]
Post-Effective Amendment No.  42                         [X]
                              --
                                     and/or
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940                       [ ]
Amendment No.  42                                        [X]
               --

                       PRUDENTIAL'S GIBRALTAR FUND, INC.
                       ---------------------------------
               (Exact Name of Registrant as specified in Charter)

                                751 Broad Street
                         Newark, New Jersey 07102-3777
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (800) 437-4016 Names and Address of Agent for Service:
                                Caren Cunningham
                                   Secretary
                       Prudential's Gibraltar Fund, Inc.
                                751 Broad Street
                         Newark, New Jersey  07102-3777

                                   Copies to:
                               Christopher Palmer
                                 Shea & Gardner
                        1800 Massachusetts Avenue, N.W.
                            Washington, D.C.  20036

Approximate Date of Proposed Public Offering:  continuous
                                               ----------

It is proposed that this filing will become effective:

              immediately upon filing pursuant to paragraph (b)
        ------

          x   on April 30, 1999 pursuant to paragraph (b)
        ------

              60 days after filing pursuant to paragraph (a)(1)
        ------

              on (date) pursuant to paragraph (a)(1)
        ------

              75 days after filing pursuant to paragraph (a)(2)
        ------

              on (date) pursuant to paragraph (a)(2) of rule 485.
        ------


If appropriate, check the following box:
        this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
--------

Title of Securities Being Registered: capital stock
                                      -------------

PROSPECTUS
May 1, 1999

PRUDENTIAL'S GIBRALTAR FUND, INC.

You may invest in the Fund only through the systematic investment plan contracts and the variable annuity contracts issued as part of Prudential's Financial Security Program and Prudential's Annuity Plan Account-2.

The contracts are no longer sold. Planholders still owning contracts may make additional investments in accordance with their contract.

As with all mutual funds, filing this prospectus with the SEC does not mean that the SEC has judged this Fund a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

--------------------------------------------------------------------------------
SUMMARY OF INVESTMENT OBJECTIVES, STRATEGIES AND RISK
--------------------------------------------------------------------------------

            Growth of capital to an extent compatible with a concern for
OBJECTIVE:  preservation of principal. Current income is a secondary consideration.

STRATEGY:   The Fund invests primarily in common stock and other securities convertible into common stock. Those investments can include
            American Depository Receipts, which are dollar-denominated certificates representing a right to receive securities of a foreign issuer.

            The Fund may invest in preferred stock, bonds and other fixed income investments. Usually, the Fund does not invest more than 15% of its assets in these instruments.

            The Fund may invest in money market instruments, such as short-term debt securities.

RISKS: Although we try to invest wisely, all investments involve risk. Common stock is subject to company risk. The stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Common stock is also subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop.

            Since the Fund also invests in debt obligations, there is the risk that the value of a particular obligation could decrease. Debt obligations may involve credit risk -the risk that the borrower will not repay an obligation, and market risk - the risk that interest rates may change and affect the value of the obligation.

            There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Fund could lose value, and you could lose money.

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

The two tables below show the Fund's annual returns and its long term performance. The first table shows you how the Fund's performance varied from year to year. The second table compares the Fund's performance over time to that of the S&P 500, a widely recognized unmanaged index of stock performance, and a group of similar mutual funds. These tables provide an indication of the risk of investing in the Fund and how returns can change. As with all mutual funds, past performance does not mean that the Fund will achieve similar results in the future.

                                  [BAR GRAPH]
Annual Returns/1/
---------------

 1989     1990   1991    1992    1992    1994    1995    1996    1997    1998
 ----     ----   ----    ----    ----    ----    ----    ----    ----    ----

22.30%  -2.80%  34.40%  17.60%  23.79%  -1.33%  19.13%  27.13%  18.88%  25.89%

BEST QUARTER: 28.94% (4th quarter of 1998)
WORST QUARTER: (14.08)% (3rd quarter of 1998)

/1/ These annual returns do not include Contract charges. If Contract charges were included, the annual returns would be lower than those shown. See your contract for additional information about contract charges.


Average Annual Returns* (as of 12/31/98)
--------------------------------------------------------------------------------

                   1 YEAR 5 YEARS 10 YEARS
                   ------ ------- --------
Fund shares        25.89% 17.47%   17.92%
S&P 500**          28.60% 24.05%   19.19%
Lipper Average***  24.56% 20.08%   17.74%
------------------------------------------

* The Fund's returns are after deduction of Fund expenses. They do not include any charges under the investment contracts or variable annuity contracts. If those contract charges were included, the annual returns would be lower than those shown.
** The Standard and Poor's 500 Stock Index (S&P 500) - an unmanaged index of
   500 stocks of large U.S. companies - gives a broad look at how stock prices performed. These returns do not include the effect of any investment management expenses.
*** The Lipper (VIP) Growth Average is calculated by Lipper Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and Fund expenses but not product charges.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The Fund's objective is growth of capital to an extent compatible with a concern for preservation of principal. Current income is a secondary consideration.

In an effort to meet that objective, the Fund invests primarily in common stock and other securities convertible into common stock.

The Fund may also invest in American Depository Receipts (ADRs). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company. They represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market.

Investment in ADRs has certain advantages over direct investment in the underlying foreign securities. They are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers. Nevertheless, as foreign securities, ADRs involve certain risks. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, and the fact that there may be less publicly available information about a foreign company than about a domestic company.

The Fund may also invest in preferred stock, bonds, debenture notes and other evidences of indebtedness of a character customarily acquired by institutional investors. These investments may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. These investments may or may not be publicly traded. The Fund generally invests no more than 15% of its assets in these instruments. Investment in these instruments may exceed 15% when the portfolio manager determines that it is appropriate, based on economic conditions or general levels of common stock prices.

The Fund may also invest in money market instruments, such as short-term debt securities. The Fund usually invests only a moderate proportion of its assets in money market instruments to facilitate purchases and redemptions and portfolio trading. The Fund may, at times, adopt a temporary defensive position in which it invests a greater proportion, up to 100%, of the Fund's assets in money market instruments. Investing heavily in these securities limits our ability to achieve growth of capital, but can help to preserve the Fund's assets when markets are unstable.

The Fund may lend its securities, invest in warrants, and hold up to 10% of its assets in illiquid securities. The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information ("SAI").

The Fund generally seeks long-term growth of capital rather than short-term trading profits. Thus, the Fund does not generally engage in active and frequent trading of portfolio securities.

However, during any period when changing economic or market conditions are anticipated, the Fund's portfolio manager may determine that more frequent trading is appropriate. Frequent trading usually increases the Fund's brokerage costs.

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------

The Prudential Insurance Company of America ("Prudential" or the "Company") serves as the investment adviser for the Fund. Prudential was founded in 1875. As of December 31, 1998, Prudential had total assets under management of approximately $334 billion.

Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval, all of which could take two or more years to complete. Prudential's management and Board of Directors have not yet determined to demutualize and it is possible that, after careful review, Prudential could decide not to go public.

The plan of reorganization, which has not been developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally, the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including the types, amounts and issue years of their policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, while mutual fund customers and customers of the Company's subsidiaries would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contract owners of Prudential's subsidiaries.

Subject to Prudential's supervision, substantially all of the investment management services provided by Prudential are furnished by its wholly-owned subsidiary, Prudential Investment Corporation ("PIC"). Prudential reimburses PIC for its costs and expenses. Both Prudential and PIC are located at 751 Broad Street, Newark, NJ 07102.

Jeffrey Rose, CFA, Managing Director of PIC, has been portfolio manager for the Fund since March, 1998. Mr. Rose also co-manages the Prudential Balanced Fund and other accounts. Mr. Rose served as an equity analyst for PIC from June 1994 through October 1996 when he became a co-manager of a Prudential mutual fund. From May 1992 through June 1994, he co-managed a portfolio of private debt and equity securities for Prudential Capital Group.

The table below lists the Fund's 1998 expenses as a percentage of the Fund's average net assets:

           1998 FUND EXPENSES*
           (as a percentage of the Fund's average net assets)

           ------------------------------
        Investment Management Fee  0.125%
        Other Expenses             0.005%
                                   ------
        TOTAL FUND EXPENSES        0.130%
           ------------------------------

           * This table shows only Fund expenses. This table does not show charges that are imposed by the variable contract. See your contract for additional information about contract charges.

--------------------------------------------------------------------------------
PURCHASE, REDEMPTION AND PRICING OF FUND SHARES
--------------------------------------------------------------------------------

PURCHASE

You may invest in the Fund only through the systematic investment plan contracts and the variable annuity contracts issued as part of Prudential's Financial Security Program and Prudential's Annuity Plan Account-2. The contracts are no longer sold. Planholders still owning contracts may make additional investments in accordance with their contract.

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund.

REDEMPTION

Shares are redeemed for cash within 7 days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

PRICING - NET ASSET VALUE

The price of a Fund share is known as the net asset value or NAV per share. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is placed. The NAV per share is determined once a day - at 4:15 p.m. New York Time - on each day the New York Stock Exchange is open for business. If the New York Stock Exchange closes early on a day, the Fund's NAV will be calculated some time between the closing time and 4:15 p.m. on that day.

The NAV is determined by a simple calculation. It is the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding.

To determine the Fund's NAV, its holdings are valued as follows:

Equity securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is no sale, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

Debt securities which mature in more than 60 days are valued using an independent pricing service. Debt securities that mature in 60 days or less are valued at amortized cost. This means that the security is valued initially at its purchase price (or its value on the 60th day prior to maturity) and then decreases (or increases when a security is purchased at a discount) in value by equal amounts each day until the security matures. Amortization is used widely by mutual funds and almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Planholders.

Securities for which no market quotations are available will be valued at fair value by Prudential under the direction of the Fund's Board of Directors.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Fund periodically distributes substantially all of its net investment income and its net realized capital gains in accordance with rules applicable to mutual funds. For most Planholders, dividends and distributions are automatically reinvested in additional Fund shares. Planholders under certain non-qualified contracts may choose to receive dividends and distributions in cash.

FEDERAL INCOME TAXES

The federal income tax rules applicable to Planholders vary depending on the contract and whether a tax qualified plan is involved. You should consult with your plan sponsor or a qualified tax adviser for tax information applicable to you.

The Fund intends to comply with certain requirements of the Internal Revenue Code applicable to investment companies selling their shares to insurance company separate accounts. By meeting these requirements, Prudential--but not the variable contract owners--should be subject to tax on distributions by the Fund to the separate accounts.

YEAR 2000

The services provided to the Fund and the shareholders by Prudential, PIC, and the Fund's distributor, transfer agent and custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, Prudential, PIC and the Fund's distributor, transfer agent and custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Directors receive and have received since mid-1998 satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner or that there will be no adverse impact on the Fund. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.

Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of the securities held by the Fund.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights will help you evaluate the financial performance of the Fund. The Total Return in the table represents the rate that a Fund shareholder earned on an investment, assuming reinvestment of all dividends and other distributions. The table does not reflect charges under any variable contract. The information is for each Fund share for the periods indicated.

This information for the three years ended 12/31/98 has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements, appear in the SAI, which is available upon request.

The information for the two years ended 12/31/95 was audited by other independent auditors whose report was also unqualified.

FISCAL YEARS ENDED 12/31
PER SHARE OPERATING PERFORMANCE:      1998     1997     1996   1995(A)  1994(A)
--------------------------------------------------------------------------------
Net asset value, beginning of year    $10.95   $11.43   $10.14 $   9.40 $  11.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                    .12      .22      .16      .18      .21
Net realized and unrealized gain
 (loss) on investment transactions      2.61     1.84     2.56     1.65    (.40)
Total from investment operations        2.73     2.06     2.72     1.83    (.19)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                (.12)    (.21)    (.15)    (.17)    (.22)
Distributions from net realized
 gains                                (1.13)   (2.33)   (1.28)    (.92)   (1.48)
Total distributions                   (1.25)   (2.54)   (1.43)   (1.09)   (1.70)
Net asset value, end of year          $12.43   $10.95   $11.43 $  10.14 $   9.40
TOTAL RETURN(B)                       25.89%   18.88%   27.13%   19.13%  (1.33)%
RATIOS/SUPPLEMENTAL DATA              1998     1997     1996     1995     1994
--------------------------------------------------------------------------------
Net assets, end of year (000)       $362,507 $325,919 $301,297 $261,223 $242,504
Ratios to average net assets:
   Expenses                             .13%     .15%     .16%     .14%     .15%
   Net investment income                .96%    1.56%    1.38%    1.68%    1.98%
Portfolio turnover                      105%     101%      97%     105%      93%
--------------------------------------------------------------------------------

(a) Calculations are based on average month-end shares outstanding.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

FOR MORE INFORMATION

Additional information about the Fund can be obtained upon request without charge and can be found in the following documents:

           Statement of Additional Information (SAI)
           (incorporated by reference into this prospectus)

           Annual Report
           (including a discussion of market conditions and strategies that significantly affected the Fund's performance during the previous year)

           Semi-Annual Report

To obtain these documents, to ask any questions about the Fund, or to obtain a copy of the Consolidated Financial Statements of The Prudential Insurance Company of America and Subsidiaries without charge:

           -Call toll-free 1-800-437-4016
           -Write to Prudential's Gibraltar Fund, Inc.,
               751 Broad Street, Newark, NJ 07102-3777

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
(The SEC charges a fee to copy documents.)

In Person:
Public Reference Room
in Washington, DC
(For hours of operation, call 1 (800) SEC-0330.)

Via the Internet:
http://www.sec.gov

SEC File No. 811-01660


GIB1

STATEMENT OF ADDITIONAL INFORMATION (SAI)

                                                                     May 1, 1999

Prudential's Gibraltar Fund, Inc.

You may invest in the Fund only through the systematic investment plan contracts and the variable annuity contracts issued as part of Prudential's Financial Security Program and Prudential's Annuity Plan Account-2. The contracts are no longer sold. Planholders still owning contracts may make additional investments in accordance with their contract.

This is not a prospectus. This SAI should be read in conjunction with the Fund's prospectus dated May 1, 1999.

To obtain a copy of the Fund prospectus:

    -Call toll-free 1-800-437-4016; or
    -Write to Prudential's Gibraltar Fund, Inc.
      751 Broad Street, Newark, NJ 07102-3777



GIB1B

                                    CONTENTS

Fund History .................................................................3

Fund Investments and Risks....................................................3

Investment Restrictions.......................................................5

State Law Limitations.........................................................6

Fund Management...............................................................7

Principal Shareholders........................................................9

Investment Advisory and Other Services........................................9

Brokerage Allocation and Other Practices.....................................10

Capital Stock................................................................12

Taxation of the Fund.........................................................12

Financial Statements.........................................................14

FUND HISTORY

The Fund was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered with the Securities and Exchange Commission (SEC) as a diversified open-end management investment company.

FUND INVESTMENTS AND RISKS

We provide more detail about four investment strategies listed in the prospectus.

SECURITIES LENDING

The Fund may lend portfolio securities to broker-dealers, qualified banks and certain institutional investors, provided such loans do not exceed in the aggregate 33% of the Fund's total assets. All securities loans will be made pursuant to a written agreement and continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal or greater than the market value of the loaned securities plus the accrued interest and dividends. While a security is loaned, the Fund will continue to receive the interest and dividends on the loaned security while also receiving a fee from the borrower or earning interest on the investment of the cash collateral. Upon termination of the loan, the borrower will return to the Fund a security identical to the loaned security. The Fund will not have the right to vote a security that is on loan, but would be able to terminate the loan and retain the right to vote if that were considered important with respect to the investment.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In this event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage but the Fund would be an unsecured creditor with respect to any shortfall and might not be able to recover all or any of it. However, this risk can be decreased by the careful selection of borrowers and securities to be lent. The Fund will not lend securities to entities affiliated with Prudential.

ILLIQUID SECURITIES

The Fund may hold up to 10% of its assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign previously government-owned utility company securities will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

WARRANTS

The Fund may invest in warrants or rights to acquire stock. The Fund will not purchase any such warrants or rights if after giving effect to such purchase the total cost to the Fund of all warrants and rights then held by it will exceed 3% of the value of Fund assets. Warrants are options to purchase securities at a specified price during a specified period of time. The risk associated with warrants is that the market price of the underlying stock will stay below the exercise price of the warrant during the exercise period. If this occurs, the warrant becomes worthless and the investor loses the money he or she paid for the warrant.

TEMPORARY DEFENSIVE POSITION

The Fund may, at times, adopt a temporary defensive position in which it invests a greater proportion, up to 100%, of its assets in money market instruments, including short-term government and corporate debt obligations, commercial paper and bank obligations (such as certificates of deposit, time deposits and bankers acceptances). When the Fund purchases money market securities, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money is invested in the security, and is not related to the coupon rate of the purchase security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Fund will not enter into repurchase agreements unless the agreement is fully collateralized (i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the loan including interest). The Fund will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. In the event that a seller defaults on a repurchase agreement, the Fund may incur loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Fund has entered into a repurchase agreement becomes involved in a bankruptcy proceeding, the Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceeding.

INVESTMENT RESTRICTIONS

We list below certain fundamental investment restrictions of the Fund. They may not be changed without the vote of a majority of the Fund's outstanding voting securities.

The Fund does not:

(1) underwrite the securities of other insurers, except where it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended, in connection with the registration and/or sale of any illiquid securities it holds;

(2) buy or sell commodities or commodity contracts;

(3) sell short or buy on margin, or buy, sell or write put or call options or combinations of such options;

(4) invest for the purpose of exercising control or management;

(5) buy or hold the securities of any issuer if those officers and directors of the Fund or officers of its investment adviser who own individually more than one-half of 1% of the securities of such issuer or together own more than 5% of the securities of such issuer;

(6) with respect to 75% of the value of its assets, buy the securities of an issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in the securities of any one issuer (except for obligations of the United States government and its instrumentalities) or result in the Fund owning more than 10% of the voting securities of such issuer;

(7) concentrate its investments in any one industry (no more than 25% of the value of the Fund's assets will be invested in any one industry);

(8) borrow money;

(9) buy or sell real estate, although the Fund may purchase shares of a real estate investment trust;

(10) invest in the securities of other investment companies; or

(11) issue senior securities.

STATE LAW LIMITATIONS

The investments of the Fund are generally subject to certain additional restrictions under the laws of the State of New Jersey. In the event of future amendments to the applicable New Jersey statutes, the Fund will comply, without the approval of the shareholders, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they stand are, in summary form, as follows:

  1. The Fund may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. "Institution" includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

  2. The Fund may not purchase the stock of a corporation unless: (i) the corporation has paid a cash dividend on the class of stock during each of the past 5 years preceding the time of purchase; or (ii) during the 5-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per year computed upon the par value of such stock or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

  3. Any common stock purchased must be: (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and have market quotations available.

  4. A security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of the Fund would be invested in the securities of such corporation.

As a result of these currently applicable requirements of New Jersey law, which impose substantial limitations on the ability of the Fund to invest in the stock of companies whose securities are not publicly traded or who have not recorded a 5-year history of dividend payments or earnings sufficient to support such payments, the Fund will not generally hold the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under items 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Fund.

Investment limitations also arise under the insurance laws and regulations of other states. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the Fund.

FUND MANAGEMENT

The Board of Directors of the Fund is responsible for the overall management of the Fund. It reviews the actions of the Fund's investment adviser and decides upon matters of general policy.

Listed below for each director and major officer of the Fund are his or her name, age and principal occupation during the last 5 years are shown below. Unless otherwise stated, the address of each director and officer is 751 Broad Street, Newark, New Jersey 07102-3777.

DIRECTORS OF THE FUND*

Saul K. Fenster, 66, Director - President of New Jersey Institute of Technology. Address: 323 Martin Luther King Boulevard, Newark, New Jersey 07102.

W. Scott McDonald, Jr., 62, Director - Vice President, Kaludis Consulting Group since 1997; Prior to 1996: Principal, Scott McDonald & Associates; Prior to 1995: Executive

Vice President of Fairleigh Dickinson University. Address: 9 Zamrok Way, Morristown, New Jersey 07960

Joseph Weber, 75 Director - Vice President, Interclass (international corporate learning). Address: 37 Beachmont Terrace, North Caldwell, New Jersey 07006.

OFFICERS WHO ARE NOT DIRECTORS

E. Michael Caulfield, President - Executive Vice President, Prudential Financial Management since 1998; 1995 to 1998: Chief Executive Officer of Prudential Investments; 1995: Chief Executive Officer, Prudential Preferred Financial Services; prior to 1995: President, Prudential Preferred Financial Services.

Caren A. Cunningham, Secretary - Assistant General Counsel of Prudential Investments Fund Management LLC since 1997; Prior to 1997: Vice President and Associate General Counsel of Smith Barney Mutual Fund Management Inc.

Grace C. Torres, Treasurer and Principal Financial and Accounting Officer -
 First Vice President of Prudential Investments Fund Management LLC since 1996; Prior to 1996: First Vice President of Prudential Securities Inc.

Stephen M. Ungerman, Assistant Treasurer - Vice President and Tax Director of Prudential Investments since 1996; Prior to 1996: First Vice President of Prudential Investment Mutual Fund Management, Inc.

No director or officer of the Fund who is also an officer, director or employee of Prudential or its affiliates is paid by the Fund for services as one of its directors or officers. A single annual retainer fee of $35,000 is paid to each of the directors who is not an interested person of the Fund for services rendered to five different Prudential investment companies, including this Fund. (The amount paid in respect of each investment company is determined on the basis of the relative average net assets of the investment companies.) The Directors who are not interested persons of the Fund are also reimbursed for all expenses incurred in connection with the attendance at meetings.

The following table sets forth the aggregate compensation paid by the Fund to the directors who are not affiliated with Prudential for the fiscal year ended December 31, 1998 and the aggregate compensation paid to such directors for service on the Fund's Board and the Boards of any other investment companies managed by Prudential for the calendar year ended December 31, 1998.

--------
*Certain actions of the Committee, including the annual continuance of the Agreement for Investment Management Services between the Fund and Prudential, must be approved by a majority of the directors who are not interested persons of Prudential, its affiliates or the Fund as defined in the Investment Company Act of 1940 (the "1940 Act"). Messrs. Fenster, McDonald, and Weber are not interested persons of Prudential, its affiliates, or the Fund. However, Mr. Fenster is President of the New Jersey Institute of Technology. Prudential has issued a group annuity contract to the Institute and provides group life and group health insurance to its employees.

                               COMPENSATION TABLE

                                                                     TOTAL
                                                                  COMPENSATION
                                      PENSION OR     ESTIMATED     RELATED TO
                       AGGREGATE      RETIREMENT      ANNUAL         FUNDS
                   COMPENSATION FROM BENEFITS UPON BENEFITS UPON   MANAGED BY
 NAME & POSITION    GIBRALTAR FUND    RETIREMENT    RETIREMENT   PRUDENTIAL (*)
 ---------------   ----------------- ------------- ------------- --------------
Saul K. Fenster         $2,833           None           N/A        $27,200(5)
W. Scott McDonald       $2,833           None           N/A        $27,200(5)
Joseph Weber            $2,833           None           N/A        $27,200(5)

--------
*Indicates number of funds (including the Fund) to which aggregate compensation relates.

As of April 30, 1999, the directors and officers of the Fund, as a group, beneficially owned less than one percent of the outstanding shares of the Fund capital stock.

PRINCIPAL SHAREHOLDERS

As of December 31, 1998, all Fund shares are held by three separate accounts of Prudential. The address of each separate account is 751 Broad Street, Newark, NJ 07102-3777. These separate accounts are used in connection with certain systematic investment plan contracts and variable annuity contracts.

                                              PERCENTAGE OF FUND SHARES
        PRUDENTIAL SEPARATE ACCOUNT              HELD AS OF 12/31/98
        ---------------------------           -------------------------
        Prudential's Investment Plan Account            81.79%
        Prudential's Annuity Plan Account                0.72%
        Prudential's Annuity Plan Account-2             17.49%

INVESTMENT ADVISORY AND OTHER SERVICES

PRUDENTIAL

The Prudential Insurance Company of America ("Prudential") serves as the investment adviser for the Fund. As investment adviser, Prudential is responsible for the day-to-day investment management of the Fund, including selecting investments. Prudential is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a stock company. See the prospectus for more details.

Under the Investment Advisory Agreement, the Fund pays Prudential an advisory fee equal to 0.125% per year of the average daily net assets of the Fund. The Fund paid Prudential $404,800 in 1998, $390,676 in 1997, and $349,118 in 1996.

Subject to Prudential's supervision, substantially all of the investment management services provided by Prudential are furnished by its wholly-owned subsidiary, Prudential Investment Corporation ("PIC"). Prudential, not the Fund, reimburses PIC for its costs and expenses. Both Prudential and PIC are located at 751 Broad Street, Newark, NJ 07102.

Under the Investment Advisory Agreement, Prudential bears the expenses for investment advisory services incurred in connection with the purchase and sale of securities (but not the brokers' commissions and transfer taxes and other charges and fees attributable to investment transactions), the salaries and expenses of all officers and employees reasonably necessary for the Fund's operations (excluding members of the Fund's Board of Directors who are not officers or employees of Prudential), and the office facilities of the Fund.

An Administrative Services Agreement between Prudential and the Fund provides that, as long as the Fund sells its shares only to Prudential, its separate accounts or organizations approved by it, Prudential will pay all expenses of the Fund not covered by the Investment Advisory Agreement (except for the fees and expenses of members of the Fund's Board of Directors who are not officers or employees of Prudential, brokers' commissions, transfer taxes and other charges and fees attributable to investment transactions, any other local, state or federal taxes, and fidelity bond and insurance premiums).

OTHER SERVICE PROVIDERS

Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Fund. Fund shares are sold only to certain separate accounts of Prudential. The offering of Fund shares is continuous. PIMS is a limited liability corporation organized under Delaware law in 1996. PIMS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The principal business address of PIMS is 751 Broad Street, Newark, New Jersey 07102-3777. The Fund does not pay any fee to PIMS.

Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105-1716, is the custodian of the assets held by the Fund. As custodian, IFTC is responsible for safeguarding the assets of the Fund. IFTC is also the Fund's transfer agent and dividend-paying agent.

PricewaterhouseCoopers LLP ("PWC") is the Fund's independent accountant. PWC's principal business address is 1177 Avenue of the Americas, New York, New York 10036. PWC provides audit and accounting services for the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Prudential, as the Fund's investment adviser, is responsible for decisions to buy and sell securities for the Fund. Prudential is also responsible for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on Fund transactions. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, Prudential Securities Incorporated ("PSI"), an indirect wholly-owned subsidiary of Prudential.

Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with PSI in any transaction in which PSI acts as principal.

Fund securities may not be purchased from any underwriting or selling syndicate of which PSI, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act) except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's current ability to pursue its respective investment objective. However, in the future it is possible that the Fund may, under other circumstances, be at a disadvantage because of this limitation in comparison to other funds not subject to such a limitation.

In placing orders for portfolio securities of the Fund, Prudential's overriding objective is to obtain the best possible combination of price and execution. Prudential seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that Prudential may consider in selecting a particular broker-dealer firm are: Prudential's knowledge of negotiated commission rates currently available and other transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firm; the availability of research and research related services provided through such firm; Prudential's knowledge of the financial stability of the firm; Prudential's knowledge of actual or apparent operational problems of firm; and the amount of capital, if any, that would be contributed by firm executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When Prudential selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of Prudential's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

Subject to the above considerations, PSI may act as a securities broker for the Fund. In order for PSI to effect any transactions for the Fund, the commissions received by PSI must be reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow PSI to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to PSI are consistent with the foregoing standard. In accordance with Rule 11a2-2(T) under the Securities Exchange Act of 1934, PSI may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and PSI. Rule 11a2-2(T) provides that PSI must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by PSI from transactions effected for the Fund during the applicable period. Brokerage transactions with PSI are also subject to such fiduciary standards as may be imposed by applicable law.

 COMMISSIONS PAID DURING LAST THREE YEARS

---------------------------------------------------------------------------------------------
                                     1998                     1997                     1996
---------------------------------------------------------------------------------------------
  Total Commissions                $792,461                 $329,585                 $662,074
---------------------------------------------------------------------------------------------
  Commissions paid to PSI          $ 22,016                 $ 24,750                 $ 19,301
---------------------------------------------------------------------------------------------

During 1998, 2.8% of total Fund commissions were paid to PSI, and PSI effected 3.6% of Fund transactions involving the payment of commissions (calculated based on the dollar amount of those transactions).

CAPITAL STOCK

All shares of Fund stock are entitled to participate equally in dividends and distributions of the Fund and in its net assets remaining upon liquidation after satisfaction of outstanding liabilities. Fund shares are fully paid and nonassessable when issued and have no preemptive, conversion or exchange rights. Such shares are redeemable upon request, except under the circumstances described in the prospectus.

Each share of common stock outstanding is entitled to one vote. Fund shares are held only by separate accounts of Prudential (Prudential's Annuity Plan Account-2, Prudential's Investment Plan Account and Prudential's Annuity Plan Account). Fund shares are voted by Prudential in accordance with voting instructions received from participants in those accounts. If there are Fund shares held in an account for which voting instructions are not received, Prudential will vote those shares on each matter in the same proportion as it votes the Fund shares held in that account for which it received instructions.

TAXATION OF THE FUND

The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In any year in which the Fund qualified as regulated investment companies and distributes substantially all of its net investment income and net capital gains, the Fund generally will not be subject to federal income tax to the extent it distributes to shareholders such income and capital gains in the manner required under the Code. If the Fund does not qualify under Subchapter M of the Code, the Fund will be subject to Federal income tax.

To comply with regulations under Section 817(h) of the Code which contains certain diversification requirements, the Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated for purposes of Section 817(h) as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as security issued by the U.S. Government or its instrumentality, whichever is applicable.

                            FINANCIAL STATEMENTS OF
                       PRUDENTIAL'S GIBRALTAR FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998

ASSETS
  Investments, at value (cost: $271,821,175)  ....      $  358,629,922
  Cash  ..........................................               1,230
  Receivable for investments sold.................           5,362,658
  Interest and dividends receivable...............             180,564
                                                        --------------
    Total Assets .................................         364,174,374
                                                        --------------
LIABILITIES
  Payable for investments purchased  .............           1,513,909
  Payable to investment adviser ..................              99,277
  Accrued expenses ...............................              54,474
                                                        --------------
    Total Liabilities ............................           1,667,660
                                                        --------------
NET ASSETS .......................................      $  362,506,714
                                                        ==============

Net assets were comprised of:
  Common stock, at $1 par value...................      $   29,156,060
  Paid-in capital, in excess of par ..............         240,166,490
                                                        --------------
                                                           269,322,550
Undistributed net investment income...............              81,093
Accumulated net realized gains on investments  ...           6,294,324
Net unrealized appreciation on investments .......          86,808,747
                                                        --------------
  Net assets, December 31, 1998...................      $  362,506,714
                                                        ==============
  Net asset value and redemption price per
    share, 29,156,060 outstanding shares
    of common stock (authorized 75,000,000
    shares) ......................................      $        12.43
                                                        ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1998

INVESTMENT INCOME
  Dividends (net of $12,089 foreign withholding
    tax)  ............................                  $      2,871,893
  Interest  ...........................                          668,586
                                                        ----------------
                                                               3,540,479
                                                        ----------------
EXPENSES
  Investment advisory fee ................                       404,800
  Directors' fees  ......................                          8,500
  Custodian expense ...................                            1,000
                                                        ----------------
    Total expenses.....................                          414,300
  Less custodian fee credit...............                          (813)
                                                        ----------------
  Net expenses.......................                            413,487
                                                        ----------------
NET INVESTMENT INCOME..............                            3,126,992
                                                        ----------------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
  Net realized gain on investments..........                  33,966,363
  Net change in unrealized appreciation on
    investments.......................                        41,144,598
                                                        ----------------
NET GAIN ON INVESTMENTS ............                          75,110,961
                                                        ----------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS ...................                     $     78,237,953
                                                        ================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEARS ENDED DECEMBER 31,
                                                                                                --------------------------------
                                                                                                     1998                1997
                                                                                                -------------      -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...................................................................      $   3,126,992      $   4,863,953
  Net realized gain on investments........................................................         33,966,363         50,505,594
  Net change in unrealized appreciation on investments....................................         41,144,598            547,282
                                                                                                -------------      -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................         78,237,953         55,916,829
                                                                                                -------------      -------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income....................................................         (3,149,824)        (5,623,695)
  Distributions from net realized capital gains...........................................        (30,374,602)       (59,469,378)
                                                                                                -------------      -------------
TOTAL DIVIDENDS AND DISTRIBUTIONS.........................................................        (33,524,426)       (65,093,073)
                                                                                                -------------      -------------
CAPITAL TRANSACTIONS:
  Capital stock sold [-0- and 232,480 shares, respectively]...............................                 --          3,000,000
  Capital stock issued in reinvestment of dividends and distributions [2,790,053 and
    5,819,002 shares, respectively].......................................................         32,290,798         63,060,874
  Capital stock repurchased [(3,405,733) and (2,645,935) shares, respectively]............        (40,416,358)       (32,262,504)
                                                                                                -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.................         (8,125,560)        33,798,370
                                                                                                -------------      -------------
TOTAL INCREASE IN NET ASSETS..............................................................         36,587,967         24,622,126
NET ASSETS:
  Beginning of year.......................................................................        325,918,747        301,296,621
                                                                                                -------------      -------------
  End of year (a).........................................................................      $ 362,506,714      $ 325,918,747
                                                                                                =============      =============
  (a) Includes undistributed net investment income of:....................................      $      81,093      $          --
                                                                                                -------------      -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                             SCHEDULE OF INVESTMENTS
                        PRUDENTIAL'S GIBRALTAR FUND, INC.

DECEMBER 31, 1998

LONG-TERM INVESTMENTS -- 98.6%
COMMON STOCKS                                                  Value
                                           Shares             (Note 1)
ADVERTISING -- 3.5%                        ------        --------------
  Interpublic Group of Companies, Inc. ...  90,600       $    7,225,350
  Young & Rubicam, Inc.(a)................ 169,300            5,481,087
                                                         --------------
                                                             12,706,437
                                                         --------------
BANKS AND SAVINGS & LOANS -- 3.0%
  Chase Manhattan Corp.................... 107,500            7,316,719
  Wells Fargo Co..........................  85,000            3,394,687
                                                         --------------
                                                             10,711,406
                                                         --------------
CHEMICALS -- 0.7%
  Du Pont (E.I.) de Nemours & Co..........  46,300            2,456,794
                                                         --------------
COMPUTER SERVICES -- 13.5%
  America Online, Inc.(a).................  23,300            3,728,000
  BMC Software, Inc.(a)...................  81,000            3,609,562
  Cisco Systems, Inc.(a).................. 110,250           10,232,578
  EMC Corp.(a)............................  87,300            7,420,500
  HBO & Co................................ 156,600            4,492,463
  Microsoft Corp.(a)......................  43,000            5,963,562
  Oracle Corp.(a).........................  95,100            4,101,187
  Unisys Corp............................. 273,400            9,415,212
                                                         --------------
                                                             48,963,064
                                                         --------------
COMPUTERS -- 3.2%
  Compaq Computer Corp.................... 277,900           11,654,431
                                                         --------------
COSMETICS & SOAPS -- 8.2%
  Avon Products, Inc...................... 121,500            5,376,375
  Colgate-Palmolive Co....................  62,500            5,804,687
  Dial Corp............................... 183,300            5,292,787
  Estee Lauder Companies
    (Class  "A"  Stock)...................  46,000            3,933,000
  Gillette Co.............................  69,400            3,352,887
  Procter & Gamble Co.....................  66,200            6,044,888
                                                         --------------
                                                             29,804,624
                                                         --------------
DIVERSIFIED OPERATIONS -- 2.7%
  General Electric Co.....................  96,800            9,879,650
                                                         --------------
DRUGS AND MEDICAL SUPPLIES -- 13.4%
  Abbott Laboratories..................... 162,700            7,972,300
  Bristol-Myers Squibb Co.................  74,600            9,982,413
  Cardinal Health, Inc.................... 106,750            8,099,656
  IMS Health, Inc.........................  89,500            6,751,656
  Merck & Co., Inc........................  68,100           10,057,519
  Pfizer, Inc.............................  44,400            5,569,425
                                                         --------------
                                                             48,432,969
                                                         --------------
ELECTRONICS -- 8.3%
  Altera Corp.(a)......................... 114,700            6,982,363
  Applied Materials, Inc.(a)..............  83,600            3,568,675
  Intel Corp..............................  84,500           10,018,531
  Uniphase Corp.(a)....................... 137,500            9,539,063
                                                         --------------
                                                             30,108,632
                                                         --------------
FINANCIAL SERVICES -- 11.4%
  Citigroup, Inc..........................  77,899            3,856,001
  Federal National Mortgage
    Association........................... 182,800           13,527,200
  MBNA Corp............................... 428,100           10,675,744
  Providian Financial Corp................ 177,450           13,308,750
                                                         --------------
                                                             41,367,695
                                                         --------------
FOOD & BEVERAGES -- 2.0%
  PepsiCo, Inc............................ 176,600            7,229,563
                                                         --------------

                                                               Value
COMMON STOCKS                              Shares             (Note 1)
(Continued)                                ------          ------------
GAS PIPELINES -- 1.2%
  Williams Companies, Inc................. 143,500         $  4,475,406
                                                           ------------
HOSPITALS/HOSPITAL MANAGEMENT-- 1.6%
  Healthsouth Corp. (a)................... 378,100            5,836,919
                                                           ------------
INSURANCE -- 2.9%
  American International Group, Inc....... 108,582           10,491,736
                                                           ------------
LEISURE -- 0.9%
  Walt Disney Co.......................... 111,500            3,345,000
                                                           ------------
MANUFACTURING -- 3.5%
  Illinois Tool Works, Inc................  76,300            4,425,400
  Tyco International Ltd.................. 107,200            8,086,900
                                                           ------------
                                                             12,512,300
                                                           ------------
MEDIA -- 4.4%
  CBS Corp.(a)............................ 258,000            8,449,500
  Fox Entertainment Group, Inc
    (Class  "A"  Stock)(a)................ 104,900            2,642,169
  Infinity Broadcasting Corp
    (Class "A"  Stock)(a)................. 182,400            4,993,200
                                                           ------------
                                                             16,084,869
                                                           ------------
OIL & GAS -- 1.9%
  Exxon Corp..............................  92,500            6,764,063
                                                           ------------
OIL & GAS SERVICES -- 2.4%
  Enron Corp.............................. 155,600            8,878,925
                                                           ------------
RESTAURANTS -- 1.7%
  McDonald's Corp.........................  80,600            6,175,975
                                                           ------------
RETAIL -- 3.5%
  CVS Corp................................ 127,500            7,012,500
  Rite Aid Corp........................... 113,600            5,630,300
                                                           ------------
                                                             12,642,800
                                                           ------------
TELECOMMUNICATIONS -- 3.5%
  MCI WorldCom, Inc.(a)................... 178,900           12,836,075
                                                           ------------
UTILITY - ELECTRIC-- 1.2%
  Duke Energy Corp........................  67,200            4,305,000
                                                           ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $270,855,586).....................                  357,664,333
                                                           ------------

                                     Principal
SHORT-TERM                            Amount
INVESTMENTS -- 0.3%                   (000)
COMMERCIAL PAPER                  ----------------
  Xerox Capital Corp.,
    5.10%, 01/04/99
    (cost $965,589)  .............$         966        965,589
TOTAL INVESTMENTS -- 98.9%                      --------------
  (cost $271,821,175; Note 3) ..................   358,629,922
                                                --------------
OTHER ASSETS IN EXCESS OF LIABILITIES--
  1.1% .........................................     3,876,792
                                                --------------
TOTAL NET ASSETS-- 100.0% ......................$  362,506,714
                                                ==============
(a)  Non-income producing security.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                      NOTES TO THE FINANCIAL STATEMENTS OF
                        PRUDENTIAL'S GIBRALTAR FUND, INC.

              GENERAL

              Prudential's Gibraltar Fund, Inc. (the "Fund") was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund was organized by The Prudential Insurance Company of America (The Prudential) to serve as the investment medium for the variable contract accounts of The Prudential Financial Security Program. The Fund does not sell its shares to the public. The accounts will redeem shares of the Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

NOTE 1:       ACCOUNTING POLICIES

              The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements.

              Securities Valuation: Securities traded on a national securities exchange are valued at the last sales price (or the last bid price if there were no sales of the security that day) on the New York Stock Exchange, or if not traded on such exchange, such last sales or bid price at the time of close of the New York Stock Exchange on the principal exchange on which such securities are traded. For any securities not traded on a national securities exchange but traded in the over-the-counter market, the value is the last bid price available, except that securities for which quotations are furnished through a nationwide automated quotation system approved by the National Association of Securities Dealers, Inc. (NASDAQ) are valued at the closing bid price on the date of valuation provided by a pricing service which utilizes NASDAQ quotations.

              Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

              Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

              Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

              Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and net realized capital gains of the Fund will normally be declared and reinvested in additional full and fractional shares twice a year. Some dividends are paid in cash.

              Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

              Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required. State franchise taxes were paid for the period that the Fund was incorporated in Delaware. No such commitments exist following reincorporation in Maryland.

              Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

              Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with A.I.C.P.A. Statement of Position 93.2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $103,925 and decrease net realized gains by $103,925 due to recharacterization of distributions. Such reclassification had no effect on net assets, results of operations, or net asset value per share.

NOTE 2:       INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

              Investment Advisory Fee: The investment advisory fee, which is computed daily at an effective annual rate of 0.125% of the average net assets of the Fund, is payable quarterly to The Prudential Insurance Company of America ("The Prudential") as required under the investment advisory agreement. The Prudential pays all expenses of the Fund except for fees and expenses of those members of the Fund's Board of Directors who are not officers or employees of The Prudential and its affiliates; transfer and any other local, state or federal taxes; and brokers' commissions and other fees and charges attributable to investment transactions including custodian fees.

              During the year ended December 31, 1998, Prudential Securities Incorporated, an affiliate of The Prudential, earned approximately $22,000 in brokerage commissions as a result of executing transactions in portfolio securities on behalf of the Fund.

NOTE 3:       PORTFOLIO SECURITIES

              Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1998 aggregated $330,566,397 and $357,953,019, respectively.

              The federal income tax basis of the Fund's investments at December 31, 1998was $272,052,674 and, accordingly, net unrealized appreciation for federal income tax purposes was $86,577,248 (gross unrealized appreciation $92,605,740; gross unrealized depreciation $6,028,492).

FINANCIAL HIGHLIGHTS

                                                                Year ended
                                                                December 31,
                                         ------------------------------------------------------
                                         1998        1997        1996        1995(a)    1994(a)
                                         ----        ----        ----        -------    -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....$ 10.95     $ 11.43     $ 10.14      $  9.40     $11.29
                                       -------     -------     -------      -------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income  ................   0.12        0.22        0.16         0.18       0.21
Net realized and unrealized gains
  (losses) on investments .............   2.61        1.84        2.56         1.65      (0.40)
                                       -------     -------     -------      -------     ------
    Total from investment operations...   2.73        2.06        2.72         1.83      (0.19)
                                       -------     -------     -------      -------     ------
LESS DISTRIBUTIONS:
Dividends from net investment income...  (0.12)      (0.21)      (0.15)       (0.17)     (0.22)
Distributions from net realized gains..  (1.13)      (2.33)      (1.28)       (0.92)     (1.48)
                                       -------     -------     -------      -------     ------
    Total distributions ...............  (1.25)      (2.54)      (1.43)       (1.09)     (1.70)
                                       -------     -------     -------      -------     ------
Net Asset Value, end of year ..........$ 12.43     $ 10.95     $ 11.43      $ 10.14     $ 9.40
                                       =======     =======     =======      =======     ======
TOTAL INVESTMENT RETURN(B).............  25.89%      18.88%      27.13%       19.13%     (1.33)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions).. $362.5      $325.9      $301.3       $261.2     $242.5
Ratios to average net assets:
  Expenses.............................   0.13%       0.15%       0.16%        0.14%      0.15%
  Net investment income................   0.96%       1.56%       1.38%        1.68%      1.98%
Portfolio turnover rate  ..............    105%        101%         97%         105%        93%

(a) Calculations are based on average month-end shares outstanding.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Prudential's Gibraltar Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential's Gibraltar Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended December 31, 1995 were audited by other independent accountants, whose opinion dated February 15, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
February 18, 1999

                           PART C: OTHER INFORMATION


Item 23 Exhibits
----------------
Exhibit 1       Articles of Incorporation (1)

Exhibit 2       By-laws (1)

Exhibit 3       See exhibits 1 and 2 above.

Exhibit 4(a)    Investment Advisory Agreement between Registrant and Prudential (5)

Exhibit 4(b)    Amendment No. 1 to Investment Advisory Agreement between Registrant and Prudential (5)

Exhibit 4(c)    Amendment No. 2 to Investment Advisory Agreement between Registrant and Prudential (5)

Exhibit 4(d)    Service Agreement between Prudential and Prudential Investment Corporations (2)

Exhibit 5       Distribution Agreement between Registrant and Prudential Investment Management Services, Inc. (5)

Exhibit 6       Not Applicable

Exhibit 7       Custody Agreement between Registrant and Investors Fiduciary Trust Company (3)

Exhibit 8(a)    Administrative Services Agreement between Registrant and Prudential (5)

Exhibit 8(b)    Amendment to Administrative Services Agreement between Registrant and Prudential (5)

Exhibit 9       Legal opinion (5)

Exhibit 10      Consent of Accountants (5)

Exhibit 11      Not Applicable

Exhibit 12      Not Applicable

Exhibit 13      Not Applicable

Exhibit 14      Financial Data Schedules (5)
Exhibit 15      Not Applicable

Exhibit 16      Powers of Attorney (4)

(1) Incorporated by reference to Exhibit 24 to Post-Effective Amendment No. 39 to Form S-6, Prudential's Investment Plan Account, Reg. No. 2-52715, filed May 2, 1997.

(2) Incorporated by reference to Post-Effective Amendment No. 33 to Form N-1A, The Prudential Series Fund, Inc., Reg. No. 2-80896, (filed April 28, 1997).

(3) Incorporated by reference to Exhibit (viii) to Post-Effective Amendment No. 40 to Form S-6, Prudential's Investment Plan Account, Reg. No. 2-52715, filed April 30, 1998.

(4) Incorporated by reference to Exhibit (xvi) to Post-Effective Amendment No. 40 to Form S-6, Prudential's Investment Plan Account, Reg. No. 2-52715, filed April 30, 1998.

(5)  Filed herewith.


ITEM 24  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
-------  -----------------------------------------------------------

All of the shares of Prudential's Gibraltar Fund, Inc. are held by three separate accounts of The Prudential Insurance Company of America: Prudential's Investment Plan Account, Prudential's Annuity Plan Account and Prudential's Annuity Plan Account-2. Prudential also holds directly and in certain other separate accounts shares of The Prudential Series Fund, Inc., a Maryland corporation. The balance of the shares of The Prudential Series Fund, Inc. are held separate accounts of Pruco Life Insurance Company, a direct wholly-owned subsidiary of Prudential, and Pruco Life Insurance Company of New Jersey, an indirect wholly-owned subsidiary of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. In accordance with current legal requirements, the shares of the investment companies are voted in accordance with the instructions of persons having an interest in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey will vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10 and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940.

The subsidiaries of Prudential are listed under Item 24 in Post-Effective Amendment No. 36 to Form N-1A, The Prudential Series Fund, Inc., Reg. No. 2-80896, filed on or about April 27, 1999, the text of which is hereby incorporated by reference.

ITEM 25  INDEMNIFICATION
-------  ---------------

The Registrant's Articles of Incorporation provide that "each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, now or hereafter in force, including the advance of related expenses."

The Registrant, in connection with other Prudential-advised funds, maintains a directors and officers errors and omissions policy, which provides the Registrant and its directors and officers with coverage against losses due to any breach of duty, neglect, error, misstatement, misleading statement or omission, and for costs and expenses incurred in the defense of any insured claim.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
-------  --------------------------------------------------------

Prudential is involved in insurance, reinsurance, securities, pension services, real estate and banking.

The Prudential Investment Corporation ("PIC") is the investment unit of Prudential and actively engages in the business of giving investment advice. The officers and directors of Prudential and PIC who are engaged directly or indirectly in activities relating to the Registrant have no other business, profession, vocation, or employment of a substantial nature, and have not had such other connections during the past two years.

The business and other connections of Prudential's Directors are listed in the Pre-Effective Amendment No. 1 to Form S-6, The Prudential Variable Appreciable Account, Reg. No. 333-64957, filed Dec. 23, 1998, the text of which is hereby incorporated by reference.

ITEM 27  PRINCIPAL UNDERWRITERS
-------  ----------------------

(a) Incorporated by Reference to Item 27(a) of Post-Effective Amendment No. 36 to Form N-1A, The Prudential Series Fund, Inc., Reg. No. 2-80896, filed on or about April 27, 1999.

(b) Incorporated by Reference to Item 27(b) of Post-Effective Amendment No. 36 to Form N-1A, The Prudential Series Fund, Inc., Reg. No. 2-80896, filed on or about April 27, 1999.

ITEM 28  LOCATION OF ACCOUNTS AND RECORDS
-------  --------------------------------

All accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077; the Registrant's investment adviser, The Prudential Insurance Company of America, Prudential Plaza, Newark, New Jersey 07102-3777; or the Registrant's custodian, Investors Fiduciary Trust Company, 127 West 10th Street, Kansas, Missouri 64105-1716.

ITEM 29  MANAGEMENT SERVICES
-------  -------------------

Not applicable.

ITEM 30  UNDERTAKINGS
-------  ------------

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and the State of New Jersey on the 23rd day of April, 1999.

                    PRUDENTIAL'S GIBRALTAR FUND, INC.

                    By: /s/ E. MICHAEL CAULFIELD
                    ----------------------------
                         E. Michael Caulfield
                         President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 42 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE AND TITLE             DATE

/s/ E. MICHAEL CAULFIELD                April 23, 1999
------------------------
E. Michael Caulfield
President

/s/ GRACE TORRES
----------------
Grace Torres
Treasurer and Principal
Financial and Accounting Officer

/s/* SAUL K. FENSTER                    *By: /s/ CAREN CUNNINGHAM
--------------------                    -------------------------
Saul K. Fenster                         Caren Cunningham
Director                                (Attorney-in-Fact)

/s/* W. SCOTT MCDONALD, JR.
---------------------------
W. Scott McDonald, Jr.
Director

/s/* JOSEPH WEBER
-----------------
Joseph Weber
Director

                                 EXHIBIT INDEX

                                                                                  Page

4(a)    Investment Advisory Agreement between Registrant and Prudential           C-6
4(b)    Amendment No. 1 to Investment Advisory Agreement between Registrant
        and Prudential                                                            C-9
4(c)    Amendment No. 2 to Investment Advisory Agreement between Registrant
        and Prudential                                                            C-10
5       Distribution Agreement between Registrant and Prudential Investment
        Management Services, Inc.                                                 C-11
8(a)    Administrative Services Agreement between Registrant and Prudential       C-17
8(b)    Amendment to Administrative Services Agreement between Registrant
        and Prudential                                                            C-19
9       Legal opinion                                                             C-20
10      Consent of Accountants                                                    C-21
14      Financial Data Schedules                                                  C-22